SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box:
     |X| Preliminary proxy statement
     |_| Definitive proxy statement
     |_| Definitive additional materials
     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         The High Yield Plus Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|  No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                        --------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        --------------------------------

                                AUGUST 23, 1999

To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of The High Yield Plus Fund, Inc. ("Fund") will be held on August 23, 1999 at 4:30 p.m., at the Plaza Building, 751 Broad Street, 20th Floor, Newark, New Jersey 07102 for the following purposes:

     (1)  To elect one director to serve until 2002;

     (2) To approve changes to certain fundamental investment restrictions of the Fund;

     (3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2000; and

     (4) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of common stock of record at the close of business on June 11, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                 By order of the Board of Directors,

                                 /s/ Arthur J. Brown
                                 -------------------
                                 ARTHUR J. BROWN
                                    SECRETARY

Dated: June 25, 1999

--------------------------------------------------------------------------------
         YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY CARD PROMPTLY

     STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 23, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy ("Proxies") to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on August 23, 1999 at 4:30 p.m. at the Plaza Building, 751 Broad Street, Newark, New Jersey 07102. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     If the enclosed form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later dated Proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a Proxy, shares will be voted FOR the election of the nominee for director and FOR the other proposals.

     The close of business on June 11, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date, the Fund had _____________ shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy first will be mailed to stockholders on or about July 1, 1999.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying Proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Investments Fund Management LLC, the Fund's Administrator ( "Administrator") or the Administrator's affiliate, Prudential Securities Incorporated ("Prudential Securities"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the shares outstanding is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of Proxies with respect to those items. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those Proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

     [Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding common stock on the record date.]

                              ELECTION OF DIRECTORS

                                 PROPOSAL NO. 1

     The Board of Directors is divided into three classes with each class serving for a term of three years and until their successors are elected and qualified. The Class II director, Mr. McCorkindale, has a term expiring in 1999. The classification of the Fund's directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the directors at any given time will have prior experience as directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining directors may fill the vacancies so created.

     Accordingly, at the Meeting, one director will be elected to serve until the Fund's 2002 annual meeting of stockholders and until his successor is elected and qualified. It is the intention of the persons named in the enclosed form of Proxy to vote in favor of the election of Mr. McCorkindale as nominee for director. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a director, but if that should occur before the Meeting, the Proxies will be voted for such other nominee as the Board of Directors may recommend.

     None of the directors is related to one another. The following tables set forth certain information regarding each of the directors of the Fund. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

                          INFORMATION REGARDING NOMINEE
                       FOR ELECTION AT 1999 ANNUAL MEETING

                                                                                                             SHARES OF
                                                                                                           COMMON STOCK
                     NAME, AGE, BUSINESS EXPERIENCE                                                          OWNED ON
           DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                    POSITION WITH THE FUND  JUNE 11, 1999 (A)
           --------------------------------------------------                    ----------------------  ----------------

CLASS II (TERM EXPIRING IN 2002, IF ELECTED)

Douglas H.  McCorkindale  (60),  Vice Chairman  (since March 1984) and President        Director                  0
   (since  September  1997)  of  Gannett  Co.,  Inc.;  Director  of  Continental
   Airlines,  Inc.,  Gannett Co., Inc.,  Frontier  Corporation,  First Financial
   Fund, Inc., Global Utility Fund, Inc., Prudential Distressed Securities Fund,
   Inc.,  Prudential  Emerging Growth Fund, Inc.,  Prudential Equity Fund, Inc.,
   Prudential Global Limited Maturity Fund, Inc., Prudential Intermediate Global
   Income Fund, Inc.,  Prudential  International Bond Fund, Inc., The Prudential
   Investment  Portfolios,   Inc.,  Prudential  Small-Cap  Quantum  Fund,  Inc.,
   Prudential Small Company Value Fund, Inc., Prudential Utility Fund, Inc., The
   Global Total  Return  Fund,  Inc.;  Trustee of  Prudential  20/20 Focus Fund,
   Prudential   Balanced  Fund,   Prudential  Equity  Income  Fund,   Prudential
   Diversified  Funds,  Prudential Index Series Fund,  Prudential  Mid-Cap Value
   Fund,  Prudential Real Estate Securities Fund, Prudential Tax- Managed Equity
   Fund, and The Target Portfolio Trust.

                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

                                                                                                             SHARES OF
                                                                                                           COMMON STOCK
                     NAME, AGE, BUSINESS EXPERIENCE                                                          OWNED ON
           DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                    POSITION WITH THE FUND  JUNE 11, 1999(A)
           --------------------------------------------------                    ----------------------  ----------------

CLASS I (TERM EXPIRING IN 2001)

Eugene C. Dorsey (72), Retired  President,  Chief Executive Officer and Trustee,        Director                  0
   Gannett  Foundation  (now  Freedom  Forum);  former  publisher,  four Gannett newspapers and Vice President of Gannett Co. Inc.; past Chairman, Independent
   Sector,  Washington,   D.C.  (largest  national  coalition  of  philanthropic
   organizations);  Former  Director,  Advisory Board of Chase Manhattan Bank of
   Rochester;  Director,  Global Utility Fund, Inc., First Financial Fund, Inc.,
   Prudential  Diversified Bond Fund, Inc.,  Prudential  Government Income Fund,
   Inc.,  Prudential High Yield Fund,  Inc.,  Prudential High Yield Total Return
   Fund,  Inc.,  Prudential  Mortgage Income Fund,  Inc.,  Prudential  Municipal
   Series Fund, Inc.,  Prudential  National  Municipals  Fund, Inc.,  Prudential
   Structured  Maturity  Fund,  Inc.;  Trustee,   The  Target  Portfolio  Trust,
   Prudential  Municipal Bond Fund,  Prudential  Diversified  Funds,  Prudential
   Government Securities Trust, Prudential California Municipal Fund.


                                                                                                             SHARES OF
                                                                                                           COMMON STOCK
                     NAME, AGE, BUSINESS EXPERIENCE                                                          OWNED ON
           DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                    POSITION WITH THE FUND  JUNE 11, 1999(A)
           --------------------------------------------------                    ----------------------  ----------------

CLASS III (TERM EXPIRING IN 2000)

*Thomas T. Mooney (57),  President  of the Greater  Rochester  Metro  Chamber of       Director                  3,126
   Commerce;  former Rochester City Manager;  Trustee of Center for Governmental
   Research,  Inc.; Director of Blue Cross of Rochester, The Business Council of
   New York State,  Executive  Service Corps of  Rochester,  Monroe County Water
   Authority,  Monroe  County  Industrial  Development  Corporation,   Northeast
   Midwest   Institute,   Rochester  Jobs,  Inc.,  Global  Utility  Fund,  Inc.,
   Prudential  Distressed  Securities  Fund, Inc.,  Prudential  Diversified Bond
   Fund, Inc.,  Prudential  Emerging Growth Fund, Inc.  Prudential  Equity Fund,
   Inc.,  Prudential Global Limited Maturity Fund, Inc.,  Prudential  Government
   Income Fund, Inc.,  Prudential High Yield Fund,  Inc.,  Prudential High Yield
   Total Return Fund, Inc.,  Prudential  Intermediate  Global Income Fund, Inc.,
   Prudential   International   Bond  Fund,  Inc.,  The  Prudential   Investment
   Portfolios, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal
   Bond Fund,  Inc.,  Prudential  National  Municipals  Fund,  Inc.,  Prudential
   Small-Cap  Quantum Fund,  Inc.,  Prudential  Small Company Value Fund,  Inc.,
   Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., The
   Global Total Return Fund, Inc., The High Yield Income Fund, Inc.;  President,
   Treasurer and Director,  First  Financial Fund,  Inc.;  Trustee of Prudential
   20/20 Focus Fund,  Prudential Balanced Fund,  Prudential California Municipal
   Fund, Prudential Diversified Funds, Prudential Equity Income Fund, Prudential
   Government Securities Trust, Prudential Index Series Fund, Prudential Mid-Cap
   Value  Fund,   Prudential  Municipal  Series  Fund,  Prudential  Real  Estate
   Securities Fund, Prudential  Tax-Managed Equity Fund and The Target Portfolio
   Trust.

---------------
* Indicates "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

(A) For this purpose, "beneficial ownership" is defined in the regulations under Section 13(d) of the Securities Exchange Act of 1934 ("1934 Act"). The information is based on statements furnished by the Administrator and the nominee.

     The directors and officers of the Fund as a group (four persons) owned beneficially less than 1% of the outstanding shares of the Fund as of June 11, 1999. This includes shares shown with respect to current directors in the tables above.

     Under Section 16(a) of the 1934 Act, Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser"), are required to report their transactions in the Fund's common stock to the SEC, New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 1999, all filing requirements applicable to such persons were complied with.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS.

     The Board of Directors met six times during the Fund's fiscal year ended March 31, 1999, and each director during the time he served attended at least 75% of the total number of meetings of the Board and of any committee of which he was a member. The Board of Directors has an Audit Committee currently composed of Messrs. Dorsey, McCorkindale, and Mooney. Mr. Mooney is deemed to be an "interested person" of the Fund because he is an officer of the Fund. The Audit Committee also reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended March 31, 1999. The Board of Directors does not have a standing nominating or compensation committee.

EXECUTIVE OFFICERS OF THE FUND.
     The officers of the Fund, other than as shown above who also serve as directors, are:

     Arthur J. Brown (age 50)--Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm), Kirkpatrick & Lockhart serves as counsel to the Fund and to the Investment Adviser on certain matters.

     Mr. Brown has held office since May 1, 1986. The officers of the Fund are elected annually by the Board of Directors at its next meeting following the annual meeting of stockholders.

COMPENSATION OF DIRECTORS.

     The table below includes certain information relating to the compensation of the Fund's directors paid by the Fund for the fiscal year ended March 31, 1999 as well as information regarding compensation from the "Fund Complex," as defined below, for the calendar year ended December 31, 1998. No additional compensation is paid to Board members for serving on committees or for attending meetings. Board members are reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Annual Board fees may be reviewed periodically and changed by each Fund's Board.

------------------------------------------------------------------------------------------------------------------
                               COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
                                                          PENSION OR                                TOTAL
                                                          RETIREMENT                            COMPENSATION
                                                           BENEFITS           ESTIMATED           FROM THE
                                                          ACCRUED AS           ANNUAL             FUND AND
                                     AGGREGATE            PART OF THE         BENEFITS            THE FUND
                                   COMPENSATION             FUND'S              UPON            COMPLEX PAID
  NAME OF DIRECTOR                 FROM THE FUND           EXPENSES          RETIREMENT         TO DIRECTORS
------------------------------------------------------------------------------------------------------------------
  Eugene C. Dorsey+                   $4,500                  N/A                N/A           $23,750(4)*
------------------------------------------------------------------------------------------------------------------
  Douglas H. McCorkindale             $4,500                  N/A                N/A           $23,750(4)*
------------------------------------------------------------------------------------------------------------------
  Thomas T. Mooney                    $4,500                  N/A                N/A           $23,750(4)*
------------------------------------------------------------------------------------------------------------------

*   Parenthetical  indicates  number of funds  (including  the Fund) in the Fund
    complex,   comprised  of  four  investment  companies,  to  which  aggregate compensation relates.

+ All compensation from the Fund and Fund Complex for the calendar year ended December 31, 1998 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $5,350 and $28,124, respectively.

     Directors must be elected by a vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

              APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT
                            RESTRICTIONS OF THE FUND
                                 PROPOSAL NO. 2

     Changes are proposed to the fundamental investment restrictions ("fundamental restrictions") of the Fund. Pursuant to the 1940 Act, the Fund has adopted certain fundamental restrictions, which may be changed only with shareholder approval. Restrictions and policies that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board of Directors without shareholder approval.

     Several of the fundamental restrictions that the Fund has adopted reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. These restrictions have been in effect since the Fund was organized in 1988.

     Accordingly, the Board has approved revisions to the Fund's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental. In several instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions. However, non-fundamental restrictions may be changed by the Board without shareholder approval.

     The Board believes that by reducing to a minimum those restrictions that can be changed only by shareholder vote, the Fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies. Although the proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund or the manner in which the Fund is managed.

     PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Fund's fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Fund's current fundamental restrictions. The text below also describes those fundamental restrictions that are being eliminated for which no corresponding non-fundamental restrictions are being proposed. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

     With respect to each proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

      A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

     PROPOSED CHANGE: Upon approval of Proposal 2, the existing fundamental restriction on underwriting securities for the Fund would be modified as follows:

     "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities law in connection with its disposition of portfolio securities."

     DISCUSSION: The proposed changes to this fundamental restriction would make
minor  changes  in  wording  from  the  existing   fundamental   restriction  on
underwriting securities.

     B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

     PROPOSED CHANGE: Upon approval of Proposal 2, the existing fundamental restriction on portfolio diversification would be modified as follows:

     "The Fund will not purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities or securities issued by other investment companies, if, as a result, more than 5% of the Fund's total assets would be invested in securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations."

     DISCUSSION: The Fund is a "diversified" fund under the 1940 Act and, accordingly, must have a policy or fundamental restriction establishing that at least 75% of its total assets will be represented by cash, Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. The proposed changes to the Fund's fundamental restriction on portfolio diversification would make minor changes in wording from the existing fundamental restriction but would not change the Fund's existing restriction substantively.

      C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

     PROPOSED CHANGE: Upon approval of Proposal 2, the existing fundamental restriction on real estate investments for the Fund would be modified as follows:

     "The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

     DISCUSSION: The proposed changes to this fundamental restriction would make changes in wording from the existing fundamental restriction on real estate investments and would provide more detail regarding the types of real estate related securities that are permissible investments for the Fund. In addition, the proposed restriction includes an exception that permits the Fund to hold real estate acquired as a result of ownership of securities or other interests.

     D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

     PROPOSED CHANGE: Upon approval of Proposal 2, the existing fundamental restriction on investing in commodities for the Fund would be modified as follows:

     "The Fund will not purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

     DISCUSSION: The proposed changes to this fundamental restriction are intended to ensure that the Fund will have the maximum flexibility to enter into hedging and speculative transactions utilizing financial contracts and derivative products when doing so is permitted by the Fund's other investment policies and would make changes in wording from the existing fundamental restriction on investing in commodities. Furthermore, the proposed restrictions would allow the Fund to respond to the rapid and continuing development of derivative products. The proposed restriction broadens the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments rather than only financial futures and currency instruments.

    E. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND
                          MINERAL LEASES AND PROGRAMS

     PROPOSED CHANGE: Upon approval of Proposal 2, the existing fundamental restriction on investments in oil, gas or minerals for the Fund would be eliminated.

     DISCUSSION: The Fund is not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on oil and gas investments should be eliminated.

    F. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF
                                    CONTROL

     PROPOSED  CHANGE:   Upon  approval  of  Proposal  2,  the  Fund's  existing
fundamental restriction on investing for the purpose of control for the Fund would be eliminated.

     DISCUSSION: The Board proposes to eliminate this fundamental restriction, which prohibits the Fund from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify the Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Fund, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.

    G. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES ISSUED
                         BY OTHER INVESTMENT COMPANIES

     PROPOSED CHANGE: Upon approval of Proposal 2, the existing fundamental restriction on purchasing securities issued by other investment companies for the Fund would be eliminated.

     DISCUSSION: There is no legal requirement that the Fund have a fundamental restriction on this subject. This change would offer the Fund the ability to use alternative investment structures. In addition, the ability of the Fund to invest in other investment companies already is subject to certain percentage limitations in the 1940 Act. Accordingly, the Board believes this investment restriction should be eliminated.

     H. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SELLING SECURITIES SHORT.

     PROPOSED CHANGE: Upon approval of Proposal 2, the existing fundamental restriction on selling securities short would be eliminated.

     DISCUSSION: The Fund is not required to have a fundamental restriction with respect to short sales of securities. In order to maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on short sales of securities should be eliminated. This restriction was imposed by state laws, and federal law now preempts that requirement. Notwithstanding the elimination of the fundamental restriction, the Fund expects to continue not to engage in short sales of securities, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short.

     REQUIRED VOTE: Approval of each of the changes contemplated by Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. In addition to voting "for" or "against" the entire Proposal 2, shareholders of the Fund also may vote against the changes proposed with respect to specific fundamental restrictions in the manner indicated on the proxy card.

     If the proposed changes are approved by the shareholders of the Fund at the Meeting, those changes will be effective on the Fund's next business day. If any one or more of the changes are approved but others are not approved, the approved changes will be effective on the Fund's next business day.

     IF ONE OR MORE OF THE CHANGES CONTEMPLATED BY PROPOSAL 2 ARE NOT APPROVED BY SHAREHOLDERS, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PORTION OF
                                  PROPOSAL 2.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                 PROPOSAL NO. 3

     The Board of Directors, including a majority of those directors who are not interested persons (as such term is defined in the 1940 Act) of the Fund or the Investment Adviser ("Independent Directors"), selected PricewaterhouseCoopers LLP to continue to serve as the independent accountants for the Fund for the fiscal year ending March 31, 2000. Such appointment is now subject to ratification or rejection by stockholders of the Fund. In addition, as required by the 1940 Act, the vote of the Board of Directors is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities (as such term is defined in the 1940 Act), to terminate such engagement without penalty at any meeting called for the purpose of voting thereon.

     PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants, and has audited the Fund's financial statements for the fiscal years ended March 31, 1997, 1998 and 1999. PricewaterhouseCoopers LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered, and will report to the Board of Directors concerning all such services after they have been performed.

     An affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

                                  OTHER MATTERS
     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert M. Doran, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of _________,1999, the Investment Adviser held discretionary investment authority over approximately $_____ billion of assets. The Investment Adviser and its
predecessor   organizations  have  provided   investment  advisory  ser-
vices to investment companies since 1933 and to investment counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator. Prudential Investments Fund Management LLC, the Fund's Administrator, is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102.

                              STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2000 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102 by March [3], 2000. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposal is subject to limitation under the federal securities laws. In addition, the Fund's By-Laws recently have been amended to require shareholders wishing to nominate directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's proxy statement for its previous year's annual meeting was first released to stockholders. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102, whether other persons are beneficial owners of shares for which Proxies are being solicited and if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of shares.

                                 By Order of the Board of Directors,

                                 /S/ Arthur J. Brown
                                 -------------------
                                 ARTHUR J. BROWN
                                    SECRETARY

Dated: June 25, 1999

------------------------------
THE HIGH YIELD PLUS FUND, INC.



                                                     THE HIGH
                                                   YIELD PLUS
                                                 FUND, INC.
                                               ---------------------------------
                                                 NOTICE OF
                                                 ANNUAL MEETING
                                                 TO BE HELD ON
                                                 AUGUST 23, 1999
                                                 AND
                                                 PROXY STATEMENT

PROXY
STATEMENT

                                     PROXY

                         THE HIGH YIELD PLUS FUND, INC.
                              Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077


          This proxy is Solicited on Behalf of the Board of Directors

The  undersigned  hereby  appoints  ________________ and  ___________________ as
Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of The High Yield Plus Fund, Inc. (the "Fund") held of record on June 11, 1999 at the Annual Meeting of Stockholders to be held on August 23, 1999, or any adjournment thereof.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

---  PLEASE MARK VOTES
 X   AS IN THIS EXAMPLE
---                                  The Board of Directors recommends a vote
-------------------------------       "FOR" the nominee and "FOR" each of the
THE HIGH YIELD PLUS FUND., INC.                following Proposals:
-------------------------------


                              1. ELECTION OF DIRECTOR           FOR   WITHHELD
                                 Nominee:                       ---     ---
This Proxy, when                   Douglas H. McCorkindale      ---     ---
properly executed,
will be voted in
the manner directed
by the undersigned
shareholder. If no
direction is made,
this proxy will be
voted FOR Proposals
1, 2, 3 and 4.

                                                            FOR  AGAINST ABSTAIN
                              2. To approve changes to      ---    ---     ---
                                 certain fundamental        ---    ---     ---
                                 investment
                                 restrictions of the
                                 Fund. (You may vote
                                 "for" or "against"
                                 changes proposed with
                                 respect to SPECIFIC
                                 fundamental
                                 restrictions by
                                 writing your voting
                                 preferences in the
                                 section for comments
                                 on the reverse side of
                                 this card.)


                                                            FOR  AGAINST ABSTAIN
                              3. To ratify the              ---    ---     ---
                                 selection of               ---    ---     ---
                                 PricewaterhouseCoopers
                                 LLP as independent public
                                 accountants for the
                                 fiscal year ending
                                 March 31, 2000.



                                                            FOR  AGAINST ABSTAIN
                              4. To consider and            ---    ---     ---
                                 act upon such              ---    ---     ---
                                 other business as
                                 may properly come
                                 before the meeting
                                 and any adjournments
                                 thereof.




Please be sure to sign  ------------
and date this Proxy.     Date           Mark box at right if an address    ---
------------------------------------    change or comment has been noted
                                        on the reverse side of this card.  ---
---Stockholder sign here------------

---Co-owner sign here---------------    RECORD DATE SHARES: